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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 15, 2002
                                                        ----------------------


                             RPM INTERNATIONAL INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                         1-14187                   02-0642224
----------------------              ---------                  ------------
(State or other                    (Commission               (I.R.S. Employer
 jurisdiction of                   File Number)             Identification No.)
 incorporation)


      2628 Pearl Road, P.O. Box 777, Medina, Ohio                 44258
--------------------------------------------------------------------------------
      (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:     (330) 273-5090
                                                   ----------------------------



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ITEM 5.  OTHER EVENTS.
         -------------

         RPM International Inc. announced that it has completed the previously disclosed reincorporation of RPM, Inc. from Ohio to Delaware. Effective today, RPM, Inc. became a subsidiary of RPM International Inc., a newly formed Delaware holding company. The Delaware reincorporation was approved by shareholders on October 11, 2002.

         As previously indicated, the reincorporation will not result in any change in the company's business, management, board of directors, or location of the principal facilities or headquarters of the company. RPM, Inc. will continue to exist as a wholly owned subsidiary of RPM International Inc.

         As a result of the reincorporation, all of RPM, Inc.'s common shares were automatically converted into an equal number of shares of RPM International Inc. common stock. RPM shareholders are not required to exchange their shares and RPM International Inc. stock will continue to trade on the New York Stock Exchange under the symbol "RPM."

         The reincorporation was effected pursuant to an Agreement and Plan of Merger, dated as of August 29, 2002, by and among RPM International Inc., RPM, Inc. and RPM Merger Company, an Ohio corporation and wholly owned subsidiary of RPM International Inc. As a result of the reincorporation, RPM International Inc. became the successor issuer to RPM, Inc. under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and will succeed to RPM, Inc.'s reporting obligations thereunder. In connection with the reincorporation, RPM International Inc. assumed the Rights Agreement, dated as of April 28, 1999 (as it may be amended from time to time, the "Rights Agreement"), between RPM, Inc. and National City Bank (as successor rights agent to Harris Trust and Savings Bank). Pursuant to Rule 12g-3(a) under the Exchange Act, the Common Stock of RPM International Inc., together with the associated rights to purchase shares under the Rights Agreement, is deemed registered under paragraph (b) of
Section 12 of the Exchange Act.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         -------------------------------------------------------------------

      (a)     Not applicable
      (b)     Not applicable
      (c)     Exhibits




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NUMBER   DESCRIPTION
------   -----------

 2.1 Agreement and Plan of Merger, dated as of August 29, 2002, by and among RPM, Inc., RPM International Inc. and RPM Merger Company.

 99.1    News Release, dated October 15, 2002.


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                                    SIGNATURE
                                    ---------



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 RPM INTERNATIONAL INC.


Date:  October 15, 2002          By:     /s/ P. Kelly Tompkins
                                       ----------------------------------------
                                       P. Kelly Tompkins
                                       Senior Vice President, General Counsel
                                       and Secretary



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                                  EXHIBIT INDEX
                                  -------------



Exhibit           Description of Exhibit
-------           ----------------------

2.1 Agreement and Plan of Merger, dated as of August 29, 2002, by and among RPM, Inc., RPM International Inc. and RPM Merger Company.

99.1              News Release, dated October 15, 2002.